UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2008

CNS RESPONSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2755 Bristol Street, Suite 285
Costa Mesa, California 92626
(Address of Principal Executive Offices/Zip Code)

(714) 545-3288
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01           Other Events

        On May 22, 2008, the Company issued a press release announcing the results of a study presented at the American Psychiatric Association (APA) 161st Annual Meeting by Dr. James Greenblatt, M.D., Chief Medical Officer, Walden Behavioral Care Inpatient Psychiatry and Eating Disorder Programs. The poster presentation, titled “Referenced-EEG Guided Medication Predictions in Treatment Refractory Eating Disorder Patients,” provided a preliminary analysis of a patient-controlled case series studying the use of Referenced-EEG (rEEG®) to facilitate the medication selection for patients with eating disorders and comorbid depression.

        The press release announcing the results of the study is attached hereto as Exhibit 99.1.

        In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

Item 9.01.           Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release issued by CNS Response, Inc. dated May 22, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Reponse, Inc.
Date: May 22, 2008	By: /s/ Horace Hertz —————————————— Horace Hertz Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by CNS Response, Inc. dated May 22, 2008.